UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 18, 2008

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of
incorporation)

001-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET HAMILTON HM 12, BERMUDA
(Address of principal executive offices) Zip Code

441-295-2244
(Registrant’s telephone number, including area code)

41 CEDAR AVE. PO BOX HM 1179 HAMILTON HM EX, BERMUDA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act.

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.                                      Results of Operations and Financial Condition

Commencing on or about April 18, 2008, the registrant will publish the 2007 annual shareholders report of the registrant.  Relevant excerpts from the 2007 annual shareholders report are attached as an Exhibit to this Current Report and incorporated herein by reference, as follows:

Introduction

Chairman’s message from James B. Hurlock, Chairman

President’s overview of performance from Paul M. White, President and CEO

The information in this Current Report is being furnished to the Commission.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99	Excerpts from 2007 annual shareholders report, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT–EXPRESS HOTELS LTD.

By:	/s/ Edwin S. Hetherington
	Name:	Edwin S. Hetherington
	Title:	Vice President, General Counsel
and Secretary

Date: April 18, 2008

EXHIBIT INDEX

Exhibit Number	Description

99	Excerpts from 2007 annual shareholders report, being furnished to the Commission.